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                                                                   EXHIBIT 10.12


ARIEL CORPORATION DISTRIBUTOR AGREEMENT
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THIS AGREEMENT, made and entered into by and between Ariel Corporation, having its registered office at 35 Blackjack Road, Mt. Vernon, Ohio 43050, USA (hereinafter referred to as the Company or Ariel) and Hanover Maintech, Div. Hanover Co. having its registered office at P.O. Box 690349, Houston, TX 77269, USA (hereinafter referred to as the Distributor or Buyer).

1.       PURPOSES OF THIS AGREEMENT
The general purposes of this Agreement are to establish the Distributor as one of Ariel's distributors of the products of the Company covered by this Agreement, and to govern the full and complete relationship between the Distributor and the Company in promoting the sales of those products, in their purchase and sale by the Distributor, and in providing service for their users.

         1.1     MUTUAL BENEFITS
         The Company and Distributor both recognize that mutually beneficial sale of Ariel products and the proper application and service of such equipment are dependent not only upon the highest standards of manufacture by Ariel but also the highest standards of sales and service performance by the Distributor.

         1.2     DEFINITIONS
         Authorized Ariel Distributor - Promotes and offers for sale only Ariel products, provides parts, service, and product support for compression equipment. (See Section 8.1.4 of this Agreement.)

         Rental Fleet Operator purchases Ariel products for his own use.

         CNG OEM promotes and offers only Ariel equipment as a component of his product for use in his compressed natural gas systems for NGV.

         Special Fabricator purchases Ariel products for special applications, niche markets, and select customers on an occasional basis.

         Domestic Sale: Products and/or services originating in the Distributor's domestic territory with substantial value added by the Distributor's support infrastructure located within the destination domestic territory.

         Export Sale: Products and/or services originating in Distributor's domestic territory for destination and use outside Distributor's domestic territory.





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ARIEL CORPORATION DISTRIBUTOR AGREEMENT
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         International Sale: Products and services originating in the
         Distributor's domestic territory with substantial value added by the Distributor's destination support infrastructure located outside the Distributor's domestic territory.

         1.3     BUSINESS CAPABILITIES
         The Company has elected to enter into this Agreement with Distributor in reliance upon the business ability of the Distributor to meet and perform the operating requirements hereof. The Company requires of the Distributor, and the Distributor by entering into this Agreement, acknowledges that the Distributor shall at all times use all reasonable, commercial efforts to develop business in, to promote the sale of, and to sell the products covered by this Agreement, to customers in the area of sales responsibility described in Paragraph
         2.1 hereof and will furnish prompt, efficient and courteous service to the users of Ariel products. Where applicable, the Distributor will assist and support the Company's efforts for joint market development of defined products and/or applications. The Distributor agrees that it will conduct its business in a manner which will reflect most favorably not only upon the Distributor but also the Company and which will preserve and continue the product goodwill created by the manufacture and sale of Ariel products of the highest quality and design.

         The Distributor, on its part, has elected to enter into this Agreement with the Company because of its knowledge of the Ariel reputation for integrity and fair business practices and of the customer's acceptance of Ariel products. The Distributor expects of the Company, and the Company acknowledges, that the Company will produce and provide product, parts and accessories which are saleable in the Distributor's area of sales responsibility, and which are of a quality and design that under normal conditions and when properly installed, adjusted and maintained will give satisfactory performance for their owners. Insofar as possible, the Company will make such products available in quantities to meet the Distributor's reasonable requirements in the Distributor's area of sales responsibility. The Company will assist in creating a demand for such products by advertising in various advertising media; and will assist the Distributor in the sale of such products by making available to Distributor sales assistance, engineering and application advice, advertising material and campaigns and instructions in sales and service, and business methods.

2.       CONSIDERATIONS
IN CONSIDERATION of the foregoing and of the promises hereinafter made by the parties to each other, it is agreed as follows:





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ARIEL CORPORATION DISTRIBUTOR AGREEMENT
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         2.1     TERMS, DISCOUNTS, MARKETS, AND PRODUCTS
         Subject to the terms and conditions hereof, the Company will sell and Distributor will buy Ariel products, parts and accessories provided in the "MULTIPLIER SCHEDULE", "EXHIBIT A" of this Agreement with Distributor having the obligation to develop properly the sale thereof, in the domestic territories set forth in "SALES TERRITORIES, MARKETS, PRODUCTS AND AFFILIATES", "EXHIBIT B" of this Agreement. Sales in all other territories will be considered Export or International. Resale of frames and cylinders to other packagers shall be in accordance with "EXHIBIT H", "ARIEL CORPORATION COMPRESSOR RESALE POLICY."

         2.2     SALES GOALS
         The Distributors and Ariel shall mutually develop, monitor and review sales goals in accordance with "ARIEL CORPORATION SALES GOALS", "EXHIBIT F".

         2.3     TERMS AND CONDITION OF SALE
         The terms and conditions set forth in the attached "ARIEL CORPORATION TERMS AND CONDITIONS OF SALE", "EXHIBIT D", which may be amended or modified from time to time, are hereby made a part of this Agreement.

         2.4     PRICE BOOK
         "Ariel Corporation Price Book" shall mean the most recent version of same and as such shall be in full force and effect as and when the same shall be amended and deposited in the U.S. Mail addressed to the Distributor at the address set forth in Paragraph 16.0 herein.

         2.5     CONFIDENTIALITY
         The Company and Distributor shall mutually treat as confidential and safeguard all information, reports and records pertaining to this distributorship.

         2.6     EXECUTION OF THE AGREEMENT
         This Agreement shall not be effective or binding on the Company until signed on its behalf by an Executive Officer of the Company.

3.       PACKAGER STANDARDS
The Distributor shall implement and comply with various criteria and standards as set forth by the Company to maintain quality, reputation and integrity of both the Ariel compressor and the finished compressor package. These shall include, but not be limited to "ARIEL CORPORATION PACKAGER STANDARDS", "EXHIBIT C". The Distributor shall agree to periodic (annually as a minimum) review, survey, audit and rating of operation relative to established criteria. Distributor agrees to maintain acceptable rating based on "ARIEL CORPORATION PACKAGER SURVEY," "EXHIBIT G", to continue as an "Authorized Ariel Distributor".


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ARIEL CORPORATION DISTRIBUTOR AGREEMENT
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4.       USE OF TRADEMARKS AND SIGNS
The Distributor shall not use directly, or indirectly, in whole or in part, the Company's name, "Ariel", or any other trademark or name that is now or may hereafter be owned by the Company as part of the Distributor's corporate or business name, or in any way in connection with the Distributor's business, except in the manner, and to the extent that the Company may specifically consent in advance of such use in writing. If any such trademarks or names are used in any way by the Distributor with the express written consent of the Company, the Distributor on the termination of this agreement, shall cease, desist and otherwise discontinue all such use and shall not thereafter use any name, title, or expression in connection with any business in which the Distributor may thereafter be engaged which, in the judgement of the Company, so nearly resembles any trademark or name, or imparts confusion or uncertainty on the part of users of the manufactures of Ariel Corporation.

5.       RIGHT TO CHANGE PRICES
The Company shall at all times, and from time to time, have the right to change prices, discounts, and conditions applicable to the purchase of its products and to change the discounts payable under this Agreement as set out from time to time in the "MULTIPLIER SCHEDULE", "EXHIBIT A". Any change in discounts hereunder shall be made by furnishing the Distributor with new or superseding discount schedules in writing. The Company shall likewise at all times, and from time to time, have the right to withdraw or supersede any one or more of the individual models of products specified in the "ARIEL CORPORATION PRICE BOOK", EXHIBIT C".

6.       WARRANTY
The Warranty on new Ariel products, parts and accessories is as set forth in the "ARIEL CORPORATION TERMS AND CONDITIONS OF SALE", "EXHIBIT D" Warranty claims procedures are as set forth in the "ARIEL CORPORATION PACKAGER STANDARDS", "EXHIBIT C".

7.       SALE OF EQUIPMENT

         7.1     SERVICE TO OWNERS
         Both the Company and Distributor realize that it is of primary importance to maintain the goodwill of ultimate user and that this can be best achieved by rendering prompt and efficient service at a reasonable cost. Distributor shall at all times maintain a staff of application engineers and salespersons adequate to take care of the sales potential and shall employ or have available under contract a sufficient number of competent service personnel to adequately meet the service requirements of the owners of Ariel products in the Distributor's area of sales and service responsibilities.





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ARIEL CORPORATION DISTRIBUTOR AGREEMENT
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                 7.1.1    SERVICE AND SERVICE RECORDS
                 In furtherance of the purposes, objectives and obligations provided for in this Agreement, Distributor shall keep and maintain complete and up-to-date records regarding the sale and service of new Ariel products and shall upon ten ( 10) days written notice permit Ariel Corporation at all reasonable times in business hours to inspect such records.

                 7.1.2    OWNER COMPLAINTS
                 For merchandise sold by Distributor, Distributor shall receive, investigate and otherwise respond to all complaints received from owners of Ariel products with a view to securing and maintaining the goodwill of the user toward the Distributor, and the Company.

                 7.1.3    CARE OF OWNER
                 All complaints received by Distributor or of which the Distributor has knowledge which cannot be readily remedied shall be promptly reported in detail and in writing to the Company.

                          7.1.3.1    STOCK OF PARTS
                          The Distributor shall carry in stock during the terms of this Agreement an inventory of parts and accessories, as mutually agreed upon between Distributor and the Company, to render proper service to owners of Ariel products in the Distributor's area of sales and service responsibility.

                          7.1.3.2    REPRESENTATION AS TO PARTS
                          Distributor shall not sell, offer for sale, or use in the repair of Ariel products as "new Ariel parts", any part or parts which are not in fact new Ariel parts.

                          7.1.3.3 START-UP AND COMMISSIONING OF NEW PRODUCTS, AND AFTERMARKET SERVICE.
                          Distributor shall provide start-up and commissioning service of each new complete machine unless waived in writing by the ultimate user. Service personnel engaged shall meet Ariel criteria required for the service to be performed.

                          7.1.3.4    CUSTOMER RELATIONSHIP
                          The Distributor shall furnish to owners and ultimate users of Ariel products in the Distributor's area of sales responsibilities prompt, efficient and courteous service and shall establish and maintain regular contact either by





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ARIEL CORPORATION DISTRIBUTOR AGREEMENT
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                          correspondence or personal interview with all persons
                          or companies purchasing Ariel products from the Distributor.

8.       DURATION AND TERMINATION OF AGREEMENT
This Agreement shall become effective as of the date hereof and shall remain in effect for a period of one (1) year from such date. This agreement shall be automatically continued for one year periods beginning on the anniversary date of the original agreement unless either party notifies the other of termination in writing prior to sixty (60) days of said anniversary date.

         8.1     DURATION
         Distributor agrees that occurrence of any of the following events shall constitute cause for termination and that upon the happening of any of same, the Company may terminate this Agreement by giving written notice of termination to Distributor, effective immediately or as otherwise hereinafter indicated:

                 8.1.1    COMPLIANCE WITH AGREEMENT
                 Distributor has failed to comply with any material part of this Agreement and has not remedied such failure within ninety
                 (90) days after the Company gives notice of such failure.

                 8.1.2    FAILURE TO FUNCTION AS A GOING CONCERN
                 Distributor ceases to function as a going concern, or a petition under any bankruptcy or corporate reorganization law, other than the Federal Bankruptcy Law, is filed by or against it, or it makes an assignment for the benefit of creditors.

                 8.1.3    CHANGE IN UPPER MANAGEMENT OR CONTROL
                 There is a change in upper management or control of Distributor, whether caused by a sale, transfer or assignment of equity, shares or other ownership interest, or whether caused by death or incapacity of a principal officer, owner or stockholder, or otherwise. To assist Distributor to realize the value of its investment in the Ariel distributorship, the Company may, at its sole option, cancel the Agreement immediately or agree to continue the term of this Agreement for a period of ninety (90) days after the Company is given notice of a change in management or control or otherwise learns of such change to enable Distributor to find a successor who is acceptable to the Company. The Company at its sole discretion may extend, this period for an additional ninety (90) day period, provided Distributor requests the extension in writing and provides evidence that Distributor is diligently attempting to locate a successor on commercially acceptable and realistic terms.





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ARIEL CORPORATION DISTRIBUTOR AGREEMENT
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                 8.1.4    SALE OF COMPETITIVE PRODUCTS
                 Distributor promotes and offers for sale or represents a product or line of products that is competitive with the Ariel products and fails to discontinue such representation within ninety (90) days after the Company gives notice.

                 Distributor to furnish a list of existing compression products and upon acceptance by Ariel, these products shall be deemed non-competitive. These products are defined in "SALES TERRITORIES, MARKETS, PRODUCTS AND AFFILIATES", "EXHIBIT B".

         8.2     RIGHT OF TERMINATION
                 Upon the occurrence of any of the above events which gives the Company the right to terminate this Agreement, the Company and Distributor agree that they will in good faith negotiate within the time limits set forth above, to reach a mutual agreement for the orderly termination of or transfer of this Agreement and the Distributorship in such a manner that will be least disruptive to both parties. The Company shall be deemed to have discharged its duty to act in good faith and its duty of fair dealing by granting any further extension of time hereunder, particularly with respect to termination pursuant to 8.1.3 above.

         8.3     TERMINATION BY COMPANY
         In the event of termination by the Company, Distributor may return new unused current model complete machines, and parts in Distributor's stock, which are unsold on the effective date of the termination for credit in an amount not to exceed 25% of Distributor's net purchases from Ariel in the twelve (12) month period immediately preceding the effective date of termination, less 15% restocking charge of list price less discount. Only current production items in new, unused, current and resalable condition will be considered for return. All returns must first be authorized in writing and are subject to inspection upon return. Distributor shall also return all documents, computer software, instruments and other writings, including but not limited to plans, specifications, performance data, promotional and marketing materials and data, and Ariel customer lists and data.

         8.4     TERMINATION BY DISTRIBUTOR
         Distributor shall have the right to terminate this agreement upon ninety (90) days written notice. In the event of termination by the Distributor, no equipment or parts will be accepted for return or credit by the Company without prior written agreement.

9.       EXPORT CONTROLS
No products shall be shipped by the Company, pursuant to orders procured by the Distributor, that are prohibited by the Foreign Assets Control Regulations of the United States Treasury





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ARIEL CORPORATION DISTRIBUTOR AGREEMENT
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Department, nor will such shipments contravene the prohibitions of the rules administered by the Office of Export Control of the United States Commerce Department.

10.      AGREEMENT PERSONAL IN CHARACTER
This Agreement is personal in character and any assignment hereof by either party, unless the Company and Distributor have entered into a prior written Agreement to the contrary, shall automatically terminate this Agreement as of the date of the assignment. The Company agrees to make every reasonable effort to avoid any newspaper publicity or electronic media relative to this Agreement and agrees not to divulge or disclose to persons outside this relationship the details of this Agreement, provided, however, that in the event newspaper publicity or electronic media does occur or the Company is lawfully required to disclose the details of this Agreement to any regulatory agency or governmental authority in the United States which is lawfully entitled to such information, Distributor hereby consents to such disclosure and acknowledge that such does not give rise to any claim or legal action by Distributor against the Company or its Representatives.

11.      DISTRIBUTOR INDEPENDENT CONTRACTOR
It is understood and agreed that for the purpose of this Agreement the Distributor is, and shall at all times be and remain, an independent contractor, and that the Company shall have no liability for any suits or claims brought against Distributor by virtue of the relationship of Buyer and Seller contemplated herein.

12.      AGREEMENT SUPERSEDES
This Agreement may not be modified, changed or amended unless and until such time as such modification, change or amendment has been stated in writing and signed by the duly authorized representatives of both of the parties hereto.

13.      GOVERNING LAW
This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Ohio, in the United States of America, and this Agreement also constitutes the entire Agreement between the Parties. There are no understandings and/or oral representation upon which the Distributor has relied which have not been stated in writing and included in this Agreement.

14.      CORPORATE ORGANIZATION
This agreement is specific in nature with the named Distributor only, who must fully comply with the terms of this Agreement. Arms length relationships must be maintained between Distributor's subsidiaries, joint ventures, parent corporations or other organizations that may handle products competitive to Ariel. The company may exercise the provisions of Clause 8.1.4, if, in the Company's sole opinion, the Distributor is violating arms length relationships.





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ARIEL CORPORATION DISTRIBUTOR AGREEMENT
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The terms, conditions, rights, and responsibilities of this agreement are applicable to other companies related to the named Distributor as defined in "EXHIBIT B", SALES TERRITORIES, MARKETS, PRODUCTS AND AFFILIATES.

15.      EXHIBITS
The following "Exhibits" are attached and made a part of this Agreement:

         "EXHIBIT A" - MULTIPLIER SCHEDULE

         "EXHIBIT B" - SALES TERRITORIES, MARKETS, PRODUCTS and AFFILIATES

         "EXHIBIT C" - ARIEL CORPORATION PACKAGER STANDARDS

         "EXHIBIT D" - ARIEL CORPORATION TERMS AND CONDITIONS OF SALE

         "EXHIBIT E" - ARIEL CORPORATION PRICE BOOK

         "EXHIBIT F" - SALES GOALS

         "EXHIBIT G" - ARIEL CORPORATION PACKAGER SURVEY

         "EXHIBIT H" - ARIEL CORPORATION COMPRESSOR RESALE POLICY

16.      NOTICES
Any, all and every notice required by this Agreement shall be deemed given out by the party giving such notice and received by the party for whom such notice is intended when such notice is deposited in the United States Mail, postage paid, and addressed as follows:

        AS TO COMPANY:         Ariel Corporation
                               35 Blackjack Road
                               Mount Vernon, Ohio 43050

        AS TO DISTRIBUTOR:     Hanover Maintech, Div. Hanover Co.
                               P.O. Box 690349
                               Houston, TX 77269
                               Attention: Mr. Robert (Bo) Pierce

The foregoing shall be and remain in full force and effect for the purpose of giving notice provided for herein, unless and until such time as a new mailing address shall be provided to the other party and shall have, in fact, been received by the other party.





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ARIEL CORPORATION DISTRIBUTOR AGREEMENT
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MADE AND EXECUTED THIS _____ DAY OF ___________, 1995.

           COMPANY:      Ariel Corporation


                         By:
                             --------------------------------------------------
                             John P. Wright,
                             President

           WITNESS:
                         ------------------------------------------------------


         Subscribed to before me and subscribed in my presence this ____ day of ____________, 1995.





                             --------------------------------------------------
                             Notary Public


           DISTRIBUTOR:  Hanover Maintech, Div. Hanover Co.


                         By:
                             --------------------------------------------------
                             Mike McGhan


                         Its:
                             --------------------------------------------------

           WITNESS:
                         ------------------------------------------------------


         Subscribed to before me and subscribed in my presence this ____ day of ________________, 1995.





                             --------------------------------------------------
                             Notary Public





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